SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 30, 2005

                                  -----------


                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      1-16239                 06-1481060
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)


            7 Commerce Drive
           Danbury, Connecticut                                     06810
 (Address of principal executive offices)                         (Zip code)


       Registrant's telephone number, including area code: (203) 794-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On July 30, 2005, the Board of Directors of ATMI, Inc. (the "Company") adopted a Restated Certificate of Incorporation (the "Restated Certificate") to restate and integrate, but not further amend, in one document, all of the changes to the Company's Certificate of Incorporation as amended or supplemented through July 30, 2005. A copy of the Restated Certificate is filed as Exhibit 3(i) and is incorporated by reference herein.

      In addition, on July 30, 2005, the Board of Directors of the Company adopted amended and restated Bylaws of the Company (the "Amended Bylaws"). The Amended Bylaws were adopted primarily to update the Company's Bylaws that were previously in place since April 7, 1997 to conform to changes in the Delaware General Corporation Law (the "DGCL"). The following summary description of certain changes in the terms of the Amended Bylaws is not purported to be complete and is qualified in its entirely by the text of the Amended Bylaws, a copy of which is filed as Exhibit 3(ii) and is incorporated herein by reference.

     General
     -------

     o The name of the Company was changed from ATMI Holdings, Inc. to ATMI, Inc. to reflect the current name of the Company.

     Article II - Meetings of the Stockholders
     -----------------------------------------

     o Section 2.1(B) was added to allow the Board of Directors to hold a meeting of the stockholders by means of remote communication in accordance with Section 211(a)(2) of the DGCL.

     o Section 2.2 was amended to provide that the annual meetings of stockholders shall be held on such date no more than 13 months following the date of the preceding annual meeting, rather than on the first Tuesday of May.

     o Section 2.3 was amended to provide additional detail to the notice requirements for meetings of the stockholders and to combine the provisions previously included in Section 2.6 of the Bylaws relating to notice of special meetings.

     o Section 2.4 was amended to, among other things, allow for the Company to make a list of stockholders available on an electronic network or at the principal executive offices of the Company.

     o Section 2.5 was amended to combine the provisions previously included in Section 2.7 of the Bylaws relating to purposes of special meetings.

     o Section 2.6 was amended to provide that if a quorum is not present or represented at a meeting of the stockholders, a majority of the shares represented at such meeting shall have the power to adjourn the meeting.

     o Section 2.7(B) of the Amended Bylaws was added to provide for the manner of voting by shares standing in the names of two or more persons.

     o Section 2.7(C) was amended to combine the provisions previously included in Section 2.10 of the Bylaws regarding voting and proxies.

     Article III - Directors
     -----------------------

     o Section 3.1 was amended to provide that the whole Board of Directors shall not be less than three, rather than two, directors.

     o Section 3.3 was amended to delete the provisions relating to expiration of the terms of the initial classes of directors established in 1997.

     o Section 3.14 was amended to clarify that the Board of Directors has the authority to grant and award shares of restricted stock to directors.

     Article IV - Notices
     --------------------

     o Section 4.1 was amended to, among other things, allow notice to be given to any stockholder by electronic transmission, to the extent consented to by the stockholder and except to the extent prohibited by
          Section 232(e) of the DGCL.

     o Section 4.2 was amended to, among other things, allow notice to be given to any director by electronic transmission, to the extent consented to by the director and except to the extent prohibited by
          Section 232(e) of the DGCL.

     o Section 4.3 was added to provide for delivery of notices in situations in which no post office address of a stockholder or director is known.

     o Section 4.5 was added to address the effect of a stockholder or director failing to receive notice of a meeting.

     o Section 4.7 was added to address the delivery of notice by stockholders to the Company.

     Article V - Officers
     --------------------

     o Section 5.10(c) was deleted to remove the requirement that the Treasurer of the Company, if required by the Board of Directors, would provide the Company with a bond in such sum and with such surety as were satisfactory to the Board of Directors for the faithful performance of the duties of the office.

     Article VI - Certificates of Stock
     ----------------------------------

     o Section 6.6 was amended to add a provision to set the record date of a meeting if no record date is fixed by the Board of Directors.

     Article VIII - Indemnification
     ------------------------------

     o Article VIII was amended to specify the scope of the indemnification provisions, to the fullest extent as provided under Delaware law, among other things, providing for: (a) indemnification of directors, officers, employees or agents of the Company, any person serving at the Company's request and any person designated as an authorized representative by the Board of Directors or an officer of the Company to whom the Board of Directors has delegated such authority, in connection with third party proceedings and corporate proceedings; (b) the manner of determining entitlement to indemnification; (c) the advancing of expenses in defending third party proceedings or corporate proceedings; (d) the purchase and maintenance of insurance by the Company; and (e) subrogation rights of the Company.

     Article X - Voting of Securities Owned by the Corporation
     ---------------------------------------------------------

     o Article X was added to provide for the manner of voting of all stock and other securities of other corporations or entities owned or held by the Company.

     Article XI - Other Securities of the Corporation
     ------------------------------------------------

     o Article XI was added to provide for the manner of signing bonds, debentures and other corporate securities of the Company, other than stock certificates.

Item 9.01   Exhibits.

      (c)   Exhibits

            Exhibit No.     Description
            -----------     -----------

            3(i) Restated Certificate of Incorporation of ATMI, Inc., dated July 30, 2005.

            3(ii) Amended and Restated Bylaws of ATMI, Inc., effective July 30, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2005

                                       ATMI, INC.


                                       By: /s/ Daniel P. Sharkey
                                          -------------------------------------
                                          Daniel P. Sharkey
                                          Vice President, Treasurer and Chief
                                          Financial Officer